Exhibit 99.1

FOURTH AMENDMENT AND WAIVER

TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made effective as of October 30, 2007, by and among CLARIENT, INC., a Delaware corporation (“Clarient”) and CLARIENT DIAGNOSTIC SERVICES, INC., a Delaware corporation (“CDS”; Clarient and CDS, each a “Company”, and collectively, the “Companies”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (the “Lender”), as lender under the Loan Agreement described below.

W I T N E S S E T H:

WHEREAS, Lender and the Companies are parties to that certain Loan and Security Agreement, dated as of September 29, 2006, by and among Clarient, CDS, the other credit parties signatory thereto from time to time, and Lender, as amended pursuant to that certain Consent and First Amendment to Loan and Security Agreement, dated as of January 17, 2007, that certain Consent and Second Amendment to Loan and Security Agreement, dated as of March 6, 2007 and that certain Third Amendment to Loan and Security Agreement, dated as of March 14, 2007 (as further amended, restated, supplemented, replaced, extended, renewed, rolled-over, refunded or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”); and

WHEREAS, the Companies have requested a waiver of certain Events of Default arising under the Loan Agreement due to the non-compliance of the Companies with the provisions thereunder, and subject to the terms and conditions set forth herein, the Lender is willing to waive certain provisions of the Loan Agreement as more specifically set forth herein.

WHEREAS, the parties hereto are willing to make certain amendments to the Loan Agreement as more particularly set forth herein, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

1.             Definitions. All capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

2.             Waiver.

(a)           Waiver of Specified Defaults. As of the date hereof, certain Events of Default exist due to (i) the failure of the Borrowers to maintain minimum Operating Cash Requirements coverage for the months ending July 31, 2007 and September 30, 2007 as required pursuant to subpart (b)(i) of Annex X of the Loan Agreement, and (ii) the failure of Clarient to maintain the minimum Net Worth for the period from August 1, 2007 through the date hereof as required pursuant to subpart (c) of Annex X of the Loan Agreement (each of the Events of Default set forth in clauses (i) through (ii) above, a “Specified Default” and collectively, the

“Specified Defaults”). In reliance upon the representations, warranties and covenants of the Credit Parties contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed or delivered in connection herewith, Lender hereby waives the Specified Defaults.

(b)           No Other Waivers; Reservation of Rights.

(i)            Lender has not waived, nor is this Agreement waiving, (i) any Default or Event of Default which may be continuing on the date hereof (other than the Specified Defaults to the extent expressly set forth herein) or (ii) any Default or Event of Default which may hereafter arise (whether the same as or similar to the Specified Defaults or otherwise).

(ii)           Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Loan Documents as a result of any Default or Event of Default (other than the Specified Defaults to the extent expressly set forth herein) which may be continuing on the date hereof or any Default or Event of Default (other than the Specified Defaults to the extent expressly set forth herein) which may occur after the date hereof, and nothing in this Agreement, and no delay on the part of Lender in exercising any such right or remedy, shall be construed as a waiver of any such right or remedy.

3.             Amendments to Loan Agreement.

Subject to the terms and conditions of this Agreement, including without limitation the conditions precedent set forth in Section 5 hereof, the Loan Agreement is hereby amended as follows:

(a)           Section 1.1 of the Loan Agreement is amended by inserting the following new defined term in the appropriate alphabetical order:

““Fourth Amendment Date” means October 30, 2007.”

(b)           Section 3.1 of the Loan Agreement is hereby amended and replaced by deleting Section 3.1 in its entirety and by inserting, in lieu thereof, the following new Section 3.1:

“Section 3.1.         Generally. As security for the payment and performance of (1) all Obligations, including, without limitation: (a) indebtedness evidenced under the Note, repayment of Revolving Loans, advances and other extensions of credit, all interest, fees and charges owing by Borrowers (including, without limitation, the Termination Fee) and all other liabilities and obligations of every kind or nature whatsoever of the Credit Parties to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including, without limitation, any extensions, modifications, substitutions, increases and renewals thereof, and whether incurred or arising before or after the filing of any proceeding by or against Borrowers under the United States Bankruptcy Code (including, without limitation, any interest, fees, expenses and other amounts accruing after the commencement of any such proceeding without regard to whether or not such interest is an allowed claim in such proceeding), (b) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights under this Agreement and in the following property in accordance with the terms of this Agreement, and (c) the payment of all expenses incurred by Lender in connection therewith, and (2) all indebtedness, interest, fees, charges, liabilities and other obligations owing by Borrowers to Lender under or with respect to the LSF Documents, each Credit Party hereby assigns and grants to Lender a continuing Lien on and security interest in, upon and to all assets and personal property of such Borrower, including, without limitation, the following property whether now owned or hereafter acquired or arising (the “Collateral”):

(i)              all of such Credit Party’s Accounts, and all of such Credit Party’s money, contract rights, chattel paper, documents, deposit accounts, operating accounts, bank accounts, securities, investment property and instruments with respect thereto, and all of such Credit Party’s rights, remedies, security, Liens and supporting obligations, in, to and in respect of the foregoing, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to such Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

(ii)             to the extent not listed above, all of such Credit Party’s money, securities, investment property, deposit accounts, operating accounts, bank accounts, instruments and other property and the proceeds thereof that are now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(iii)            to the extent not listed above, all of such Credit Party’s now owned or hereafter acquired deposit accounts, operating accounts, bank accounts, into which Accounts or the proceeds of Accounts are deposited, including the Lockbox, the Lockbox Account or any other lockbox account or blocked account and any contract rights in the foregoing;

(iv)           all of such Credit Party’s right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

(v)            all of such Credit Party’s general intangibles (including, without limitation, payment intangibles but excluding all Intellectual Property) and other property of every kind and description with respect to, evidencing or relating to its Accounts, including, without limitation, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts and contract rights, permits, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, all licenses, certifications, authorizations and approvals, and the rights of such Credit Party thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof, and computer programs, information, software, records, and data, in each case, as the same relates to the Accounts;

(vi)           all of such Credit Party’s other money, securities, investment property, deposit accounts (and all funds and other deposits therein), other bank accounts (and all funds and other deposits therein), instruments, documents, supporting obligations and chattel paper;

(vii)          all of such Credit Party’s letter-of-credit rights and commercial tort claims;

(viii)         all of such Credit Party’s now owned or hereafter acquired inventory of every description which is held by such Credit Party for sale or lease or is furnished by such Borrower under any contract of service or is held by such Credit Party as raw materials, work in process or materials used or consumed in a business, wherever located, and as the same may now and hereafter from time to time be constituted;

(ix)            all of such Credit Party’s now owned or hereafter acquired machinery, equipment, computer equipment, tools, tooling, furniture, fixtures, goods, supplies, materials, work in process, whether now owned or hereafter acquired, together with all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, all replacements thereof and substitutions therefor; and

(x)             to the extent not listed above as original collateral, all Proceeds (including, without limitation, insurance Proceeds) and products of any and all of the foregoing, and all accessions thereto, substitutions for or replacements of and rents and profits from any and all of the foregoing.

Notwithstanding anything herein to the contrary, this Section 3.1 shall not constitute a grant of a security interest in (a) any property that constitutes Hazardous Waste, (b) any inventory purchased by the Borrowers from Olympus America, Inc. Scientific Equipment Products Group pursuant to the Olympus Agreement (but only for so long a grant of a security interest in such inventory is prohibited by the Olympus Agreement), or (c) any lease, license, contract permit or agreement to the extent that such grant of a security interest is prohibited by or constitutes a breach or default under such lease, license, contract, permit or agreement, except to the extent that such term in such lease, license, contract, permit or agreement providing for such prohibition, breach or default is ineffective under applicable law (including, without limitation, sections 9-406,

9-407, 9-408 or 9-409 of the UCC); provided, however, that the limitation in the foregoing clause (b) shall not affect, limit, restrict or impair the grant by any Credit Party of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such lease, license, contract, permit or agreement or in the Proceeds from the sale or disposition of any such lease, license, contract, permit or agreement; and provided, further, that the limitation in the foregoing clause (b) shall be applicable only for so long as a grant of a security interest in any such lease, license, contract permit or agreement is prohibited by or constitutes a breach or default under such lease, license, contract, permit or agreement.”

(c)           Clause (i) of subpart (b) of Annex X of the Loan Agreement is hereby amended by deleting such section in its entirety and inserting, in lieu thereof, the following new section:

“(i)          As of the end of each fiscal month beginning after the Fourth Amendment Date and until the Fixed Charge Coverage Ratio Testing Commencement Date, the sum of (w) Balance Sheet Cash, plus (x) Borrowing Availability under this Agreement at such time, plus (y) the maximum principal amount that could be borrowed at such time by Clarient under the Comerica Debt Documents, plus (z) the maximum principal amount that could be borrowed at such time by Clarient under the Safeguard Credit Agreement shall be not less than the greater of (A) the sum of Operating Cash Requirements times negative three (-3) or (B) $500,000; and”

(d)           Subpart (c) of Annex X of the Loan Agreement is hereby deleted in its entirety and the following new subpart (c) is inserted in lieu thereof:

“Minimum Net Worth.”  Clarient shall not, at any time during the periods set forth below, allow its Net Worth to fall below the Net Worth amount set forth opposite such period:

PERIOD	NET WORTH
Fourth Amendment Date through December 31, 2007	$(2,800,000)
January 1, 2008 through March 31, 2008	$(5,300,000)
April 1, 2008 through June 30, 2008	$(6,740,000)
July 1, 2008 and thereafter	$(7,500,000)

4.             Reaffirmation of Loan Agreement.

Except for the waiver and amendments to the Loan Agreement expressly provided in Sections 2 and 3 above, the Loan Agreement shall remain unchanged and in full force and effect in accordance with its terms, and this Agreement shall be limited precisely and expressly as drafted and shall not be construed as a consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Loan Agreement.

5.             Conditions Precedent to Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent:

a.                                       receipt by Lender of one or more counterparts of this Agreement duly executed and delivered by the Companies;

b.                                      receipt by Lender of an amendment fee in the amount of $5,000.00, which fee shall be fully earned and non-refundable upon payment.

6.             Provisions of General Application.

(a)           Costs and Expenses. Each Company absolutely and unconditionally agrees to pay to Lender, on demand by Lender at any time and as often as the occasion therefore may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Agreement and expenses which shall at any time be incurred or sustained by Lender or any of its directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

(b)           Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

(c)           Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(d)           Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

(e)           Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and Waiver to Loan and Security Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

COMPANIES:

CLARIENT, INC.

By:	/s/ James Agnello
Name:	James Agnello
Title:	Senior Vice President and
Chief Financial Officer

CLARIENT DIAGNOSTIC SERVICES, INC.

By:	/s/ James Agnello
Name:	James Agnello
Title:	Senior Vice President and
Chief Financial Officer

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Thomas A. Buckelew
Name:	Thomas A. Buckelew
Title:	Its Duly Authorized Signatory